Exhibit 99.2

Supplemental Operating and Financial Data

for the Quarter ended March 31, 2005

TRIZEC

www.trz.com

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company and all of the public filings of the Company with the Securities and Exchange Commission. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.

EXHIBIT 99.2
Supplement Operating and Financial Data
for the Quarter ended March 31,2005
This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjuction with the financial statments and related notes of the Company and all of the public Exchange Commission. Any offers to sell or solicitions of the Company shall be made by meant of a prospectus.

First Quarter 2005

Trizec Properties, Inc., a real estate investment trust (REIT) headquartered in Chicago, is one of North America’s largest owners and operators of commercial office properties. The Company has ownership interests in and manages a high-quality portfolio of 52 office properties totaling approximately 37 million square feet concentrated in the metropolitan areas of seven major U.S. cities. The Company trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s web site at www.trz.com.

Table of Contents

Page
Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Consolidated Balance Sheet Information	4
Same-Property Performance	5
Unconsolidated Real Estate Joint Venture Financial Information	6-7
Office Portfolio Analysis	8-13
Property Listing	14
Mortgage Debt and Other Loans	15-16
Discontinued Operations	17

Appendix:
A) Straight-Line Adjustment Summary	18
B) Financial Information	19

This report contains forward-looking statements, within the meaning of the federal securities laws, relating to our business and financial outlook which are based on our current expectations, beliefs, projections, forecasts, future plans and strategies, and anticipated events or trends. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. These forward-looking statements are not guarantees of future performance and financial condition. Forward-looking statements are not historical facts. Instead, such statements reflect estimates and assumptions and are subject to certain risks and uncertainties that are difficult to predict or anticipate. Therefore, actual outcomes and results may differ materially from those projected or anticipated in these forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, without limitation, the risks described in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2005, as the same may be supplemented from time to time. These factors include, without limitation, the following: changes in national and local economic conditions, including those economic conditions in our seven core markets; the extent, duration and strength of any economic recovery; our ability to maintain occupancy and to timely lease or re-lease office space; the extent of any tenant bankruptcies and insolvencies; our ability to sell our non-core office properties in a timely manner; our ability to acquire office properties selectively in our core markets; our ability to maintain REIT qualification and changes to U.S. tax laws that affect REITs; Canadian tax laws that affect treatment of investment in U.S. real estate companies; the competitive environment in which we operate; the cost and availability of debt and equity financing; the effect of any impairment charges associated with changes in market conditions; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

Investor Information

First Quarter 2005

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
10 S. Riverside Plaza, Suite 1100	Fax:	(312) 798-6270
Chicago, IL 60606	Toll Free:	(800) 891-7017

	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Tim Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Bill Tresham	Chief Operating Officer
Brian Lipson	Chief Investment Officer

Research Coverage:
Goldman Sachs	Carey Callaghan	(212) 902-4351
Green Street Advisors	Jim Sullivan	(949) 640-8780
Lehman Brothers	David Harris / Alexander Goldfarb	(212) 526-1790/5232
Merrill Lynch	Steve Sakwa	(212) 449-0335
Morgan Stanley Dean Witter	Greg Whyte	(212) 761-6331
Wachovia Securities	Christopher Haley / Greg Korondi	(443) 263-6773/6579
Canaccord Capital	Shant Poladian	(416) 869-6595
CIBC World Markets	Rossa O’Reilly	(416) 594-7296
Griffiths McBurney	Anoop Prihar	(416) 943-6127
National Bank Financial	Michael Smith / Jimmy Shan	(416) 869-8022/8025
Raymond James	Gail Mifsud	(416) 777-7084
RBC Capital Markets	Neil Downey	(416) 842-7835
TD Newcrest	Sam Damiani / Brad Cutsey	(416) 983-9640/4767

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	Morgan Stanley REIT Index Wilshire REIT Index Russell 1000 Index

Dividend per share:

	Amount	Declared	Record	Paid

Q2-04:	$0.20	14-Jun	30-Jun	15-Jul
Q3-04:	$0.20	14-Sep	30-Sep	15-Oct
Q4-04:	$0.20	10-Dec	31-Dec	18-Jan
Q1-05:	$0.20	10-Mar	31-Mar	15-Apr

Shares outstanding (March 31, 2005) :	154,081,733

Total Market Cap ($ mil. at March 31, 2005) :	5,113

Share Activity (NYSE):

Source: Bloomberg

					12 Months
					Ended
	Q2-04	Q3-04	Q4-04	Q1-05	3/31/2005

Share Prices:
High	17.38	17.55	19.05	19.85	19.85
Low	13.50	15.80	15.75	17.26	13.50
Close	16.26	15.97	18.92	19.00	19.00

Avg. Daily Vol. (000’s):	238	278	893	479	472

Investor Relations:	Dennis C. Fabro
Senior Vice President, Investor Relations
10 S. Riverside Plaza, Suite 1100
Chicago, IL 60606
Tel: (312) 798-6290 Fax: (312) 798-6270
E-mail: dennis.fabro@trz.com

Transfer Agent:	Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
Toll Free: (800) 852-0037
E-mail: shrrelations@melloninvestor.com

Financial Highlights

($ 000’s, except per share amounts)

		Three Months Ended
		31-Mar-05	31-Mar-04	% Change

Total Consolidated Property Revenues		$187,232	$173,836	8%

Operating Expenses		63,597	59,881	6%
Property Taxes		23,356	19,287	21%

Property Expenses		$86,953	$79,168	10%

Consolidated Property Revenues Less Property Expenses		$100,279	$94,668	6%

Property Revenues Less Property Expenses from Unconsolidated Joint Ventures (Pro rata)		13,566	13,919	-3%
Property Revenues Less Property Expenses from Discontinued Operations		6,244	23,218	-73%

Total Property Revenues Less Property Expenses		$120,089	$131,805	-9%

Net Income Available to Common Stockholders		$25,287	$83,303	-70%

Net Income Available To Common Stockholders per Weighted Average Common Share Outstanding	Basic	$0.17	$0.55	-70%

	Diluted	$0.16	$0.55	-70%

Funds from Operations Available to Common Stockholders (FFO) [1]		$69,813	$82,729	-16%

FFO per share	Basic	$0.46	$0.55	-17%

	Diluted	$0.45	$0.54	-17%

Weighted Average Common Shares Outstanding:
Basic		153,090,527	151,124,515

Diluted		155,122,317	152,767,608

(1)	FFO is a non-GAAP financial measure. See Appendix B for a reconciliation of FFO and FFO per share to net income available to common stockholders and net income available to common stockholders per share, the most directly comparable GAAP measures.

Segmented Financial Information

($ 000’s)	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)

Three Months Ended

								Secondary	Total	Corporate
	Atlanta	Chicago	Dallas	Houston	Los Angeles	New York	Washington, D.C.	Markets	Office	& Other	Total
March 31, 2005

Property revenues	$19,689	19,291	21,259	27,874	26,625	49,768	33,005	18,034	215,545	2,625	$218,170
Property expenses	(8,314)	(8,576)	(11,318)	(14,440)	(11,463)	(24,410)	(12,327)	(10,735)	(101,583)	3,502	(98,081)

Property revenues less property expenses	$11,375	10,715	9,941	13,434	15,162	25,358	20,678	7,299	113,962	6,127	$120,089

March 31, 2004

Property revenues	$22,156	18,484	22,504	30,568	14,168	53,013	29,183	36,157	226,233	18,950	$245,183
Property expenses	(8,885)	(9,170)	(11,546)	(14,986)	(6,401)	(24,319)	(11,330)	(19,901)	(106,538)	(6,840)	(113,378)

Property revenues less property expenses	$13,271	9,314	10,958	15,582	7,767	28,694	17,853	16,256	119,695	12,110	$131,805

Consolidated Balance Sheet Information

First Quarter 2005

Real Estate

($ 000’s — As of March 31, 2005)

	Properties Held	Properties Held
	for the Long Term	for Disposition	Total
Rental properties	$4,206,728	$112,963	$4,319,691
Properties held for development	24,430	—	24,430
Accumulated depreciation	(623,227)	(18,157)	(641,384)

Real Estate, net	$3,607,931	$94,806	$3,702,737

Rental Properties	Net Book Value
Held for the long term	$3,583,501
Held for disposition[1]	94,806

Total Rental Properties	$3,678,307

Properties Held for Development	Net Book Value
Buckhead Land	$12,796
Other	11,634

Total Properties Held for Development	$24,430

(1)	Properties included in the “Held for Disposition” category are listed on page 17 under the table “Properties Designated as Discontinued Operations in 2004” but exclude properties that were disposed of during 2004.

Other Assets and Investments

($ 000’s — As of March 31, 2005)

Cash and cash equivalents	$157,196
Escrows and restricted cash	87,655
Investment in unconsolidated real estate joint ventures	118,574
Office tenant receivables, net	11,233
Other receivables, net	9,265
Deferred rent receivables, net	140,013
Deferred charges, net	116,057
Prepaid expenses and other assets	136,175

Total Other Assets and Investments	$776,168

Other Liabilities

($ 000’s — As of March 31, 2005)

Trade, construction and tenant improvements payables	$26,627
Accrued interest expense	9,787
Accrued operating expenses and property taxes	63,719
Other accrued liabilities	129,231
Dividends payable	32,247
Taxes payable	38,017

Total Other Liabilities	$299,628

Same-Property Performance

First Quarter 2005

Same-Property Revenues Less Expenses1

($ 000’s)

	Three Months Ended
	31-Mar
			Change
	2005	2004	$	%
Including impact of straight-line rent

Property revenues excl. termination fees	$198,725	$193,438	$5,287	2.7%

Property expenses	(94,942)	(88,714)	(6,228)	7.0%

Property revenues excl. termination fees less property expenses	$103,783	$104,724	$(941)	-0.9%

Excluding impact of straight-line rent

Property revenues excl. termination fees and impact of straight-line rent	$195,472	$187,319	$8,153	4.4%

Property expenses	(94,005)	(87,925)	(6,080)	6.9%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$101,467	$99,394	$2,073	2.1%

Same-Property Occupancy 1

	31-Mar
	2005	2004	Change
Period End	88.1%	87.4%	0.7%
Average - Quarter	88.8%	87.5%	1.3%

No. of properties represented: 50

(1)	Including properties held for disposition and Trizec’s pro rata share of unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information

First Quarter 2005

Unconsolidated Real Estate Joint Venture Assets

(As of March 31, 2005)

	Property	Location	Ownership	Occupancy [1]	Total Area	Owned Area

1.	Bank One Center	Dallas, TX	50%	79.3%	1,531,000	765,000
2.	Plaza of the Americas	Dallas, TX	50%	70.5%	1,176,000	588,000
3.	Kellogg Brown & Root Tower	Houston, TX	50%	86.9%	1,048,000	524,000
4.	Marina Towers	Los Angeles, CA	50%	76.7%	381,000	191,000
5.	The Grace Building	New York, NY	50%	96.5%	1,518,000	758,000
6.	1411 Broadway	New York, NY	50%	95.9%	1,146,000	572,000
7.	1460 Broadway	New York, NY	50%	94.3%	215,000	107,000
8.	Waterview Land	Arlington, VA	25%	NA	NA	NA

	Total			85.7%	7,015,000	3,505,000

Statement of Operations

($ 000’s)

	Three Months Ended March 31, 2005
	100%	TRZ [2]
Property revenues	$52,200	$26,028

Expenses
Property expenses	24,862	12,462
Depreciation and amortization	6,885	3,967

Total expenses	31,747	16,429

Interest expense	(11,381)	(5,686)
Interest and other income	303	160

Net income	$9,375	$4,073

Property revenues less property expenses	$27,338	$13,566

(1)	Total occupancy as shown is weighted average based on owned area.

(2)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information

First Quarter 2005

Balance Sheets

($ 000’s — As of March 31, 2005)

	100%	TRZ [1]
Assets
Real Estate
Rental properties	$592,666	$467,483
Properties held for development	55,613	13,328
Accumulated depreciation	(125,221)	(72,109)

Real Estate, net	523,058	408,702
Other Assets
Cash & restricted cash	69,285	34,484
Deferred rent receivables, net	57,696	25,838
Deferred charges, net	47,912	25,941
Other	40,298	14,820

Total Assets	$738,249	$509,785

Liabilities
Mortgage debt	$850,478	$419,920
Other Liabilities
Accrued operating expenses and property taxes	18,167	5,110
Trade, construction and TI payables	4,069	2,071
Other accrued liabilities	14,419	7,453

Partners’ equity	(148,884)	118,574
Distributions in excess of investment in unconsolidated joint venture	—	(43,343)

Total Liabilities and Equity	$738,249	$509,785

(1)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

Properties Held for Development

		100%	TRZ [1]
Waterview Land	Arlington, VA	$55,613	$13,328

Mortgage and Other Debt Maturities 1

($ 000’s — As of March 31, 2005)

		Weighted
	Amount	Average Rate
2005	$59,173	4.69%
2006	12,745	4.33%
2007	17,496	7.52%
2008	7,114	5.53%
2009	7,336	5.52%
Beyond	316,056	5.48%

Total	$419,920	5.42%

Office Portfolio Analysis

First Quarter 2005	(Includes discontinued operations)

(As of March 31, 2005)	Based on Pro Rata Share of Owned Area
		Market Distribution		Occupancy		Gross Rent
	No. of	Owned Area[1]		Period	Qtr
	Properties	000’ sq. ft.	%	End	Average	In-Place [2]	Market [3]
Core Markets

Atlanta	5	3,481	10%	89.5%	88.8%	$23.00	$19.70
Chicago	4	2,434	7%	89.3%	92.8%	28.20	27.60
Dallas	4	4,510	13%	86.1%	85.8%	19.60	18.10
Houston	5	5,645	17%	84.5%	84.5%	20.30	18.80
Los Angeles Area	5	3,684	11%	87.7%	87.9%	27.30	29.90
New York Area	6	5,615	17%	92.0%	94.5%	32.80	38.10
Washington D.C. Area	18	4,444	13%	94.9%	95.1%	27.40	25.90

Total Core Markets	47	29,813	88%	89.1%	89.7%	$25.60	$25.60

Total Secondary Markets	5	3,992	12%	82.3%	82.8%	$17.70	$17.90

Total Office Properties	52	33,805	100%	88.3%	88.9%	$24.70	$24.70

	Based on Total Area
		Market Distribution		Occupancy		Gross Rent
	No. of	Total Area		Period	Qtr
	Properties	000’s sq. ft.	%	End	Average	In-Place [2]	Market [3]
Consolidated Properties	45	30,311	81%	88.6%	89.2%	$24.10	$23.90
Unconsolidated JV Properties	7	7,015	19%	85.7%	86.4%	31.10	32.00

Total Office Properties	52	37,326	100%	88.0%	88.7%	$25.40	$25.40

(1)	For the purposes of this table and elsewhere in this report, “owned area” is the sum of the total square footage of all of our consolidated properties and our pro rata share of the square footage of our unconsolidated joint venture properties calculated based on our ownership interest in such joint ventures.

(2)	Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3)	Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis

First Quarter 2005

Office Portfolio Leasing Activity 1

	3-Months Ended
	31-Mar-05
	Owned Area	Total Area
New Leases	475,024	493,475
Renewals	1,050,336	1,123,092
Expiries	(1,933,863)	(2,066,508)

Net	(408,503)	(449,941)

Weighted-Avg. Term on new/renewal leasing (Yrs.)	9.4	9.4

Avg. Rental Rate on new/renewal leasing [2]	$24.57	$25.44
Avg. Rental Rate on expiring leases [2]	25.42	26.26

Rental Rate Change on leasing [2]	($0.85)	($0.82)

	-3.3%	-3.1%

(1)	In square feet unless otherwise noted.

(2)	Per square foot, excludes straight-line rent.

	3-Months Ended
	31-Mar-05
	Consolidated	Unconsolidated	Total
Capital Expenditures:
Recurring	$2,771	$195	$2,966
Non-Recurring	421	116	537

Total	$3,192	$311	$3,503

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.09	$0.06	$0.09
Non-Recurring	$0.02	0.03	0.02

Total	$0.11	$0.09	$0.11

Tenant Installation Costs[3]:
Non-incremental revenue generating	$25,537	$1,324	$26,861
Incremental revenue generating - Space vacant > 12 months	7,164	33	7,197

Total	$32,701	$1,357	$34,058

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$22.79	$15.70	$22.30
Incremental revenue generating	22.80	5.23	22.45

Total	$22.79	$14.96	$22.33

(3)	Based on owned area and office leasing activity at Trizec’s pro rata share.

Office Portfolio Analysis

First Quarter 2005	(Includes discontinued operations)

Scheduled Annual Expirations1

(As of March 31, 2005)

Core Markets		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Atlanta	sq. ft. 000’s	314	511	509	362	276	229	486	196	24	81
	% of owned area	9.0%	14.7%	14.6%	10.4%	7.9%	6.6%	14.0%	5.6%	0.7%	2.3%
	Rate per sq. ft.	$21.24	$23.35	$22.78	$23.05	$21.88	$23.42	$29.45	$31.76	$28.57	$22.43

Chicago	sq. ft. 000’s	87	263	204	142	25	315	438	126	99	94
	% of owned area	3.6%	10.8%	8.4%	5.8%	1.0%	12.9%	18.0%	5.2%	4.1%	3.9%
	Rate per sq. ft.	26.46	21.41	24.41	24.58	21.77	33.76	33.67	32.26	22.25	21.69

Dallas	sq. ft. 000’s	354	240	756	248	315	420	189	163	639	327
	% of owned area	7.8%	5.3%	16.8%	5.5%	7.0%	9.3%	4.2%	3.6%	14.2%	7.3%
	Rate per sq. ft.	21.67	18.41	18.57	22.46	21.31	23.72	19.72	20.10	19.70	14.72

Houston	sq. ft. 000’s	251	290	585	493	223	973	437	529	302	85
	% of owned area	4.4%	5.1%	10.4%	8.7%	4.0%	17.2%	7.7%	9.4%	5.3%	1.5%
	Rate per sq. ft.	20.11	19.68	19.47	23.77	21.76	18.08	22.21	24.45	17.57	18.33

Los Angeles Area	sq. ft. 000’s	167	591	200	208	212	274	355	585	57	319
	% of owned area	4.5%	16.0%	5.4%	5.6%	5.8%	7.4%	9.6%	15.9%	1.5%	8.7%
	Rate per sq. ft.	25.09	25.19	25.74	24.45	27.74	26.38	17.49	25.69	38.32	31.12

New York Area	sq. ft. 000’s	279	250	185	226	780	391	144	233	269	110
	% of owned area	5.0%	4.5%	3.3%	4.0%	13.9%	7.0%	2.6%	4.1%	4.8%	2.0%
	Rate per sq. ft.	33.85	38.69	34.13	39.65	31.59	35.70	49.06	43.46	47.73	43.22

Washington D.C. Area	sq. ft. 000’s	582	281	702	557	598	424	120	404	129	301
	% of owned area	13.1%	6.3%	15.8%	12.5%	13.5%	9.5%	2.7%	9.1%	2.9%	6.8%
	Rate per sq. ft.	24.03	30.50	31.98	31.74	27.80	21.96	41.05	23.89	38.67	23.64

Total Core Markets	sq. ft. 000’s	2,034	2,426	3,141	2,236	2,429	3,026	2,169	2,236	1,519	1,317
	% of owned area	6.8%	8.1%	10.5%	7.5%	8.1%	10.1%	7.3%	7.5%	5.1%	4.4%
	Rate per sq. ft.	$24.24	$25.07	$24.17	$27.21	$26.88	$24.47	$27.98	$27.42	$26.86	$24.32

Total Secondary Markets	sq. ft. 000’s	201	451	228	440	666	312	120	27	125	331
	% of owned area	5.0%	11.3%	5.7%	11.0%	16.7%	7.8%	3.0%	0.7%	3.1%	8.3%
	Rate per sq. ft.	$19.15	$22.81	$16.53	$17.81	$12.87	$16.15	$12.84	$15.28	$23.51	$15.36

Total — Owned Area [2,3]	sq. ft. 000’s	2,235	2,877	3,369	2,676	3,095	3,338	2,289	2,263	1,644	1,648
	% of owned area	6.6%	8.5%	10.0%	7.9%	9.2%	9.9%	6.8%	6.7%	4.9%	4.9%
	Rate per sq. ft.	$23.78	$24.72	$23.65	$25.67	$23.87	$23.69	$27.19	$27.27	$26.60	$22.52

Consolidated Area	sq. ft. 000’s	2,125	2,681	3,068	2,473	2,906	2,973	2,165	1,947	1,320	1,509
	% of total area	7.0%	8.8%	10.1%	8.2%	9.6%	9.8%	7.1%	6.4%	4.4%	5.0%
	Rate per sq. ft.	$22.98	$24.25	$23.97	$24.86	$23.33	$22.42	$27.13	$25.34	$22.60	$21.95

Unconsolidated JV Area [4]	sq. ft. 000’s	222	395	604	407	379	733	247	644	646	278
	% of total area	3.2%	5.6%	8.6%	5.8%	5.4%	10.4%	3.5%	9.2%	9.2%	4.0%
	Rate per sq. ft.	42.61	31.07	20.45	35.47	32.16	34.13	28.13	38.93	43.01	28.62

Total Area[5]	sq. ft. 000’s	2,347	3,076	3,672	2,880	3,285	3,706	2,412	2,591	1,966	1,787
	% of total area	6.3%	8.2%	9.8%	7.7%	8.8%	9.9%	6.5%	6.9%	5.3%	4.8%
	Rate per sq. ft.	$24.83	$25.13	$23.39	26.36	$24.35	$24.74	$27.23	$28.72	$29.31	$22.99

(1)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	% of owned area expiring represents Trizec’s percentage in each respective market.

(3)	Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4)	Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5)	Represents expiring area at 100% of unconsolidated real estate joint ventures and consolidated properties.

Office Portfolio Analysis

First Quarter 2005	(Includes discontinued operations)

Scheduled Quarterly Expirations1

(As of March 31, 2005)

Core Markets		Q2-05	Q3-05	Q4-05	2005	Q1-06	Q2-06	Q3-06	Q4-06	2006
Atlanta	sq. ft. 000’s	181	45	88	314	211	218	22	60	511
	% of owned area	5.2%	1.3%	2.5%	9.0%	6.1%	6.3%	0.6%	1.7%	14.7%
	Rate per sq. ft.	$20.98	$20.61	$22.11	$21.24	$23.41	$23.33	$23.76	$23.02	$23.35

Chicago	sq. ft. 000’s	33	46	8	87	205	13	43	2	263
	% of owned area	1.4%	1.9%	0.3%	3.6%	8.4%	0.5%	1.8%	0.1%	10.8%
	Rate per sq. ft.	26.98	24.63	34.81	$26.46	19.35	22.07	30.40	34.81	$21.41

Dallas	sq. ft. 000’s	146	32	176	354	53	76	14	97	240
	% of owned area	3.2%	0.7%	3.9%	7.8%	1.2%	1.7%	0.3%	2.2%	5.3%
	Rate per sq. ft.	17.17	16.58	26.32	$21.67	14.45	19.14	20.25	19.74	$18.41

Houston	sq. ft. 000’s	105	82	64	251	76	108	10	96	290
	% of owned area	1.9%	1.5%	1.1%	4.4%	1.3%	1.9%	0.2%	1.7%	5.1%
	Rate per sq. ft.	19.07	21.43	20.13	$20.11	16.19	22.05	25.79	19.14	$19.68

Los Angeles Area	sq. ft. 000’s	50	47	70	167	423	21	128	19	591
	% of owned area	1.4%	1.3%	1.9%	4.5%	11.5%	0.6%	3.5%	0.5%	16.0%
	Rate per sq. ft.	26.62	26.85	28.21	$25.09	24.85	34.25	24.30	28.65	$25.19

New York Area	sq. ft. 000’s	94	156	29	279	28	154	22	46	250
	% of owned area	1.7%	2.8%	0.5%	5.0%	0.5%	2.7%	0.4%	0.8%	4.5%
	Rate per sq. ft.	32.28	33.72	39.62	$33.85	42.16	37.28	53.23	34.37	$38.69

Washington D.C. Area	sq. ft. 000’s	340	149	93	582	97	67	69	48	281
	% of owned area	7.7%	3.4%	2.1%	13.1%	2.2%	1.5%	1.6%	1.1%	6.3%
	Rate per sq. ft.	20.33	31.89	24.98	$24.03	29.21	31.78	28.62	34.03	$30.50

Total Core Markets	sq. ft. 000’s	949	557	528	2,034	1,093	657	308	368	2,426
	% of owned area	3.2%	1.9%	1.8%	6.8%	3.7%	2.2%	1.0%	1.2%	8.1%
	Rate per sq. ft.	$21.57	$28.05	$25.74	$24.24	$23.26	$27.09	$28.01	$24.35	$25.07

Total Secondary Markets	sq. ft. 000’s	56	88	57	201	359	37	16	39	451
	% of owned area	1.4%	2.2%	1.4%	5.0%	9.0%	0.9%	0.4%	1.0%	11.3%
	Rate per sq. ft.	$16.43	$19.17	$21.80	$19.15	$23.83	$19.84	$20.42	$17.25	$22.81

Total — Owned Area[2,3]	sq. ft. 000’s	1,005	645	585	2,235	1,452	694	324	407	2,877
	% of owned area	3.0%	1.9%	1.7%	6.6%	4.3%	2.1%	1.0%	1.2%	8.5%
	Rate per sq. ft.	$21.28	$26.84	$25.36	$23.78	$23.40	$26.70	$27.64	$23.67	$24.72

Consolidated Area	sq. ft. 000’s	972	590	563	2,125	1,412	639	297	333	2,681
	% of total area	3.2%	1.9%	1.9%	7.0%	4.7%	2.1%	1.0%	1.1%	8.8%
	Rate per sq. ft.	$20.76	$24.67	$25.03	$22.98	$23.27	$25.43	$26.06	$24.55	$24.25

Unconsolidated JV Area[4]	sq. ft. 000’s	67	111	44	222	80	110	54	151	395
	% of total area	1.0%	1.6%	0.6%	3.2%	1.1%	1.6%	0.8%	2.2%	5.6%
	Rate per sq. ft.	36.59	49.73	33.79	$42.61	28.11	41.58	45.06	19.98	$31.07

Total Area[5]	sq. ft. 000’s	1,039	701	607	2,347	1,492	749	351	484	3,076
	% of total area	2.8%	1.9%	1.6%	6.3%	4.0%	2.0%	0.9%	1.3%	8.2%
	Rate per sq. ft.	$21.78	$28.64	$25.66	$24.83	$26.53	$27.80	$28.98	$23.12	$25.13

(1)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	% of owned area expiring represents Trizec’s percentage in each respective market.

(3)	Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4)	Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5)	Represents expiring area at 100% of unconsolidated real estate joint ventures and consolidated properties.

Office Portfolio Analysis

First Quarter 2005	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)

Market Distribution1

Three Months Ended
31-Mar-05
Core Markets:
Atlanta	10%
Chicago	9%
Dallas	9%
Houston	12%
Los Angeles Area	13%
New York Area	23%
Washington D.C. Area	18%

Total Core Markets	94%

Total Secondary Markets	6%

Total	100%

(1)	Based on property revenues less property expenses.

Top 10 Assets

(As of March 31, 2005)

			% of Net
		% owned area	Rent[1]

One New York Plaza	New York, NY	7%	9%
Allen Center	Houston, TX	9%	8%
Bank of America Plaza	Los Angeles, CA	4%	6%
The Grace Building (50%)	New York, NY	2%	5%
Galleria Towers	Dallas, TX	4%	4%
Ernst & Young Plaza	Los Angeles, CA	4%	4%
1411 Broadway (50%)	New York, NY	2%	3%
Newport Tower	Jersey City, NJ	3%	3%
One Alliance Center	Atlanta, GA	2%	3%
Renaissance Tower	Dallas, TX	5%	3%

(1)	Based on property revenues excluding termination fees less property expenses.

Office Portfolio Analysis

First Quarter 2005	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)

Tenant Mix by Industry

(As of March 31, 2005)

Industry	% of owned area

Banking / Securities Brokers	18%
Legal Services	13%
Oil and Gas	7%
Computers / Communications	7%
Misc. Business Services	6%
Wholesalers / Retailers	6%
Insurance / Non Bank Financial	5%
Engineering and Architectural	4%
Government	4%
Accounting	3%

Number of tenants:	2,000

Average remaining lease term (years):	5.9

Top 20 Tenants

(As of March 31, 2005)

		% of Gross
Tenant	% owned area	Rent[1]

Wachovia Securities Financial Holdings	4.2%	5.1%
The Goldman Sachs Group	1.7%	2.6%
GSA	1.9%	2.6%
Bank of America	2.4%	2.2%
Continental Airlines	2.2%	2.1%
Devon Energy Corporation	1.7%	1.9%
Ernst & Young	1.1%	1.8%
Fried, Frank, Harris	1.0%	1.7%
The Capital Group Corporation	1.0%	1.4%
JP Morgan Chase	0.9%	1.2%
Amerada Hess	1.1%	1.1%
Jones Apparel Group Inc.	0.6%	1.1%
Time Warner	0.4%	1.0%
Kellogg Brown & Root Inc.	1.3%	1.0%
Coudert Brothers	0.5%	0.9%
Wells Fargo Bank, N.A.	1.3%	0.8%
KPMG LLP	0.5%	0.8%
Sheppard, Mullin, Richter	0.6%	0.8%
Merrill Lynch Corporation	0.6%	0.8%
S1 Corporation	0.5%	0.8%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.

Lease Stratification

	Occupied		No. of
Lease Size (sq. ft.)	Area[1]	%	Leases[2]	%

0-2,500	1,086,000	3.3%	964	41.6%
2,501-5,000	1,490,000	4.5%	409	17.7%
5,001-10,000	2,562,000	7.8%	363	15.7%
10,001-25,000	4,892,000	14.9%	309	13.3%
25,001-50,000	5,205,000	15.9%	154	6.6%
50,001-100,000	3,672,000	11.2%	53	2.3%
100,001 +	13,929,000	42.4%	64	2.8%

Total	32,836,000	100.0%	2,316	100.0%

(1)	Based on total area.

(2)	Represents number of leases in each lease size category, not number of tenants, as some tenants operate under multiple leases.

Property Listing

First Quarter 2005

Property Listing

(As of March 31, 2005)

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy [2,3]

Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	91.9%
Colony Square	Atlanta, GA	837,000	837,000	84.0%
The Palisades	Atlanta, GA	627,000	627,000	90.4%
One Alliance Center	Atlanta, GA	558,000	558,000	99.9%
Midtown Plaza	Atlanta, GA	504,000	504,000	81.2%

Total — Atlanta	(5 properties)	3,481,000	3,481,000	89.5%

Chicago
Two North LaSalle	Chicago, IL	692,000	692,000	94.1%
10 South Riverside	Chicago, IL	685,000	685,000	87.6%
120 South Riverside	Chicago, IL	685,000	685,000	82.6%
550 West Washington	Chicago, IL	372,000	372,000	95.7%

Total — Chicago	(4 properties)	2,434,000	2,434,000	89.3%

Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	85.7%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	79.3%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	96.6%
Plaza of the Americas (50%)	Dallas, TX	1,176,000	588,000	70.5%

Total — Dallas	(4 properties)	5,864,000	4,510,000	86.1%

Houston
Allen Center	Houston, TX	3,184,000	3,184,000	89.3%
Cullen Center
Continental Center I	Houston, TX	1,098,000	1,098,000	76.4%
Continental Center II	Houston, TX	449,000	449,000	89.6%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	86.9%
500 Jefferson	Houston, TX	390,000	390,000	58.2%

Total — Houston	(5 properties)	6,169,000	5,645,000	84.5%

Los Angeles Area
Bank of America Plaza	Los Angeles, CA	1,422,000	1,422,000	90.5%
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	88.9%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	76.7%
Landmark Square	Long Beach, CA	443,000	443,000	85.7%
Shoreline Square	Long Beach, CA	383,000	383,000	81.4%

Total — Los Angeles Area	(5 properties)	3,874,000	3,684,000	87.7%

New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	93.3%
The Grace Building (50%)	New York, NY	1,518,000	758,000	96.5%
1411 Broadway (50%)	New York, NY	1,146,000	572,000	95.9%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	83.4%
1460 Broadway (50%)	New York, NY	215,000	107,000	94.3%
Newport Tower	Jersey City, NJ	1,061,000	1,061,000	89.0%

Total — New York Area	(6 properties)	7,063,000	5,615,000	92.0%

Washington, D.C. Area
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	95.6%
Watergate Office Building	Washington, D.C.	261,000	261,000	97.5%
2001 M Street (98%)	Washington, D.C.	229,000	224,000	100.0%
1225 Connecticut, N.W.	Washington, D.C.	217,000	217,000	99.4%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	87.6%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	93.7%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C.	77,000	77,000	93.6%

Washington, D.C.	(8 properties)	1,644,000	1,639,000	96.1%

Bethesda Crescent	Bethesda, MD	269,000	269,000	91.2%
Twinbrook Metro Plaza	Rockville, MD	165,000	165,000	98.3%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	90.8%

Suburban Maryland	(3 properties)	1,122,000	1,122,000	92.0%

Beaumeade Corporate Park	Ashburn, VA	460,000	460,000	95.0%
Two Ballston Plaza	Arlington, VA	223,000	223,000	99.9%
1550 Wilson Boulevard	Arlington, VA	136,000	136,000	95.8%
1560 Wilson Boulevard	Arlington, VA	126,000	126,000	87.2%
Reston Unisys	Reston, VA	238,000	238,000	100.0%
One Reston Crescent	Reston, VA	185,000	185,000	100.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	91.6%

Northern Virginia	(7 properties)	1,683,000	1,683,000	95.7%

Total — Washington, D.C. Area	(18 properties)	4,449,000	4,444,000	94.9%

Total — Core Markets	(47 properties)	33,334,000	29,813,000	89.1%

Secondary Markets
Bank of America Plaza	Charlotte, NC	891,000	891,000	95.5%
First Citizens Plaza	Charlotte, NC	477,000	477,000	89.1%
Metropolitan Square	St. Louis, MO	1,041,000	1,041,000	84.0%
Northstar Center	Minneapolis, MN	813,000	813,000	65.6%
Williams Center I & II	Tulsa, OK	770,000	770,000	78.4%

Total — Secondary Markets	(5 properties)	3,992,000	3,992,000	82.3%

Total – Office Properties	(52 properties)	37,326,000	33,805,000	88.3%

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Total occupancy as shown is weighted average based on owned area.

(3)	Occupancy based on total area at March 31, 2005 was 88.0%, with consolidated properties at 88.6% and unconsolidated real estate joint venture properties at 85.7%.

Mortgage Debt and Other Loans

First Quarter 2005	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

Mortgage Debt and Other Loans	(As of March 31, 2005)
($ 000's)	Weighted average	Weighted average	Outstanding
	term to maturity	interest rates	balance
Collateralized Property Loans
At fixed rates	5.0 yrs	6.31%	$2,018,546
At variable rates	—	—	—

Total	5.0 yrs	6.31%	$2,018,546
Other Loans
At fixed rates	6.0 yrs	5.93%	$16,632
At variable rates	—	—	—

Total	6.0 yrs	5.93%	$16,632

Unsecured Credit Facility[1]	2.2 yrs	5.09%	$150,000

Total	4.8 yrs	6.23%	$2,185,178

(1)	$308 million undrawn on current availability of $458 million. Unsecured credit facility commitment totals $750 million.

Mortgage Debt and Other Loan Maturities	(As of March 31, 2005)
($ 000's)
	2005	2006	2007	2008	2009	Beyond	Total
Total maturities	$17,023	429,672	246,086	512,623	15,171	964,603	$2,185,178

Average rate:	6.12%	7.04%	5.62%	6.56%	5.55%	5.85%	6.23%

Fixed vs Variable Rate Debt

(As of March 31, 2005)

Secured vs Unsecured Debt

(As of March 31, 2005)

Financial Ratios

(a) Interest Coverage	2.6x
(b) Fixed Charge Coverage	2.2x
(c) Debt to Total Book Capitalization	52%

Financial Ratio Definitions:

(a)	Operating income plus depreciation and amortization plus provision for loss on real estate and provision for loss on investment, divided by interest expense.

(b)	Operating income plus depreciation and amortization plus provision for loss on real estate and provision for loss on investment, divided by interest expense plus regular amortizations and special dividends.

(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus stockholders’ equity.

Mortgage Debt and Other Loans

First Quarter 2005

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V [2]	Date	Rate	Balance	Maturity
(As of March 31, 2005)				($ 000’s)	(Years)
Consolidated Debt
CMBS Transaction
Class A-2	F	May-11	6.09%	56,500	6.1
Class A-3 FL	V	Mar-08	2.97%	91,884	3.0
Class A-3	F	Mar-08	6.21%	78,900	3.0
Class A-4	F	May-11	6.53%	240,600	6.1
Class B-3 FL	V	Mar-08	3.12%	16,886	3.0
Class B-3	F	Mar-08	6.36%	14,500	3.0
Class B-4	F	May-11	6.72%	47,000	6.1
Class C-3	F	Mar-08	6.52%	101,400	3.0
Class C-4	F	May-11	6.89%	45,600	6.1
Class D-3	F	Mar-08	6.94%	106,100	3.0
Class D-4	F	May-11	7.28%	40,700	6.1
Class E-3	F	Mar-08	7.25%	73,300	3.0
Class E-4	F	May-11	7.60%	32,300	6.1

	Pre-swap:		6.27%	945,670	4.5
	Post-swap[3]:		6.61%	945,670	4.5

Renaissance Tower	F	Jan-10	4.98%	92,000	4.8
Ernst & Young Plaza	F	Feb-14	5.07%	118,172	8.8
One New York Plaza	F	May-06	7.27%	231,291	1.1
2000 L Street, N.W.	F	Aug-07	6.26%	56,100	2.3
Watergate Office Building	F	Feb-07	8.02%	16,707	1.9
1400 K Street, N.W.	F	May-06	7.20%	21,149	1.1
2001 M Street	F	Dec-14	5.25%	44,500	9.7
Bethesda Crescent	F	Jan-08	7.10%	32,313	2.8
Bethesda Crescent	F	Jan-08	6.70%	2,677	2.8
Twinbrook Metro Plaza	F	Sep-08	6.65%	16,205	3.4
Two Ballston Plaza	F	Jun-08	6.91%	26,325	3.2
Sunrise Tech Park	F	Jan-06	6.75%	22,710	0.8
Metropolitan Square	F	Jan-08	7.05%	82,461	2.8
Bank of America Plaza (Los Angeles)	F	Sep-14	5.31%	242,000	9.4
One Alliance Center	F	Jul-13	4.78%	68,266	8.3
Unsecured Credit Facility	V4	Jun-07	5.09%	150,000	2.2
Other — Fixed	F		5.93%	16,632	6.0

Total Consolidated Debt			6.23%	2,185,178	4.8

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V [2]	Date	Rate	Balance	Maturity
(As of March 31, 2005)				($ 000’s)	(Years)
Unconsolidated Joint Venture Mortgage Debt
Bank One Center (50%)	V	Dec-05	4.52%	54,290	0.7
Marina Towers (50%)	F	Aug-07	7.92%	15,061	2.3
The Grace Building (50%)	F	Jul-14	5.54%	190,119	9.3
World Apparel Center (50%)	F	Jul-14	5.50%	109,281	9.3
1460 Broadway (50%)	V	May-06	4.25%	12,475	1.2
Waterview (25%)	V	Sep-05	6.25%	4,694	0.4
Plaza of the Americas (50%)	F	Jul-11	5.12%	34,000	6.3

Total Unconsolidated Joint Venture Mortgage Debt			5.42%	419,920	7.3

Total Mortgage and Other Debt			6.10%	2,605,098	5.2

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt. References to “V” represent the underlying loan, some of which have been fixed through hedging instruments.

(3)	$108.8 million of the 7-year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR plus various spreads to 5.99% fixed rate.

(4)	Reflects notional allocation of $41.2 million of the floating rate revolver credit facility debt that has been swapped from one-month LIBOR plus spread to 7.12% fixed rate.

Discontinued Operations

First Quarter 2005

Properties Designated as Discontinued Operations in 2005

Property	Location	Date Sold

None designated through March 31, 2005

Properties Designated as Discontinued Operations in 2004

Property	Location	Date Sold

Hollywood & Highland Retail/Hotel	Los Angeles, CA	27-Feb-04
1441 Main Street	Columbia, SC	24-Jun-04
St. Louis Place	St. Louis, MO	30-Jun-04
Borden Building	Columbus, OH	30-Jul-04
Park Central I	Dallas, TX	20-Aug-04
1333 Main Street	Columbia, SC	27-Aug-04
Capital Center II & III	Sacramento, CA	22-Sep-04
3700 Bay Area Blvd	Houston, TX	28-Sep-04
Silver Spring Centre	Silver Spring, MD	30-Nov-04
Lakeside Centre	Atlanta, GA	1-Dec-04
Newmarket Business Park	Atlanta, GA	1-Dec-04
Gateway Center	Pittsburgh, PA	10-Dec-04
110 William Street	New York, NY	16-Dec-04
250 West Pratt	Baltimore, MD	17-Dec-04
Bank of America Plaza	Columbia, SC	30-Dec-04
Shoreline Square	Long Beach, CA	6-Apr-05
Williams Center I & II	Tulsa, OK	—

Statement of Operations

	Three Months Ended
($ 000’s)	31-Mar-05	31-Mar-04
Property revenues	$4,910	$46,722

Expenses
Property expenses	(1,334)	23,504
Depreciation and amortization	—	8,762

Total expenses	$(1,334)	$32,266

Interest expense	(29)	(6,165)
Interest and other income	256	3,204

Gain on disposition of discontinued real estate	207	32,396

Net income	$6,678	$43,891

Property revenues less property expenses	$6,244	$23,218

Appendix A

First Quarter 2005

Straight-Line Adjustment Summary

	Three Months Ended
	31-Mar-05	31-Mar-04
Continuing Operations	$2,263	$3,497
Discontinued Operations	152	1,855
Pro Rata Share of Unconsolidated JV’s	723	1,341

Total	$3,138	$6,693

Appendix B

First Quarter 2005

Trizec Properties, Inc.
Financial Information

(See the Financial Information included in Exhibit 99.1 to this Form 8-K.)